                                                                       EXHIBIT 5


                                                       FOLEY & LARDNER LLP
                                                       ATTORNEYS AT LAW

                                                       777 East Wisconsin Avenue
                       June 25, 2004                   Milwaukee, WI  53202-5306
                                                       414.271.2400 TEL
                                                       414.297.4900 FAX
                                                       www.foley.com


                                                       CLIENT/MATTER NUMBER
                                                       089775-0114


Extendicare Health Services, Inc.
Subsidiary Guarantors Set Forth
  in Exhibit A Hereto
111 West Michigan Street
Milwaukee, WI  53203


Ladies and Gentlemen:

                  We have acted as counsel for Extendicare Health Services, Inc., a Wisconsin corporation (the "Company"), and the subsidiaries of the Company set forth in Exhibit A hereto (the "Subsidiary Guarantors"), in connection with the preparation of a Registration Statement on Form S-4, including the Prospectus constituting a part thereof (the "Registration Statement"), to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), relating to an offer to exchange (the "Exchange Offer") the Company's new 6?% Senior Subordinated Notes due 2014 (the "New Notes"), which will be registered under the Securities Act, for an equal principal amount of the Company's outstanding 6?% Senior Subordinated Notes due 2014 (the "Old Notes"). The New Notes will be fully and unconditionally guaranteed on a senior subordinated unsecured basis (the "New Note Guarantees") by the Subsidiary Guarantors.

                  The Old Notes were issued, and the New Notes will be issued, pursuant to an Indenture, dated as of April 22, 2004 (the "Indenture"), among the Company, the Subsidiary Guarantors and U.S. Bank, N.A., as Trustee (the "Trustee").

                  In connection with our opinion, we have examined: (a) the Registration Statement, including the Prospectus; (b) the Indenture; (c) the form of the New Notes and the New Note Guarantees; and (d) such other proceedings, documents and records as we have deemed necessary to enable us to render this opinion.

                  In our examination of the above referenced documents, we have assumed the genuineness of all signatures, the authenticity of all documents, certificates and instruments submitted to us as originals and the conformity with the originals of all documents submitted to us as copies.

                  Based upon the foregoing, assuming that the Indenture has been duly authorized, executed and delivered by, and represents the valid and binding obligation of, the Trustee, and when the Registration Statement, including any amendments thereto, shall have become effective under the Securities Act and the Indenture shall have been duly qualified under the Trust Indenture Act of 1939, as amended, and having regard for such legal considerations as we deem relevant, we are of the opinion that:



BRUSSELS      LOS ANGELES   ORLANDO            SAN FRANCISCO    TAMPA
CHICAGO       MADISON       SACRAMENTO         SILICON VALLEY   TOKYO
DETROIT       MILWAUKEE     SAN DIEGO          TALLAHASSEE      WASHINGTON, D.C.
JACKSONVILLE                SAN DIEGO/DEL MAR                   WEST PALM BEACH



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Extendicare Health Services, Inc.
Subsidiary Guarantors Set Forth
  in Exhibit A Hereto
June 25, 2004
Page 2






                  1. The New Notes, when duly executed and delivered by or on behalf of the Company in the form contemplated by the Indenture upon the terms set forth in the Exchange Offer and authenticated by the Trustee, will be legally issued and valid and binding obligations of the Company enforceable in accordance with their terms; and

                  2. The New Note Guarantees, when duly executed and delivered by or on behalf of the Subsidiary Guarantors in the form contemplated by the Indenture upon the terms set forth in the Exchange Offer, will be legally issued and valid and binding obligations of the Subsidiary Guarantors enforceable in accordance with their terms;

except, in each case, as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally or the application of general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  We are qualified to practice law in the State of Wisconsin and we do not purport to be experts on the law other than that of the State of Wisconsin and the Federal laws of the United States of America. We express no opinion and make no representations with respect to the laws of any other jurisdiction.

                  We hereby consent to the reference to our firm under the caption "Legal Matters" in the Prospectus that is filed as part of the Registration Statement, and to the filing of this opinion as an exhibit to such Registration Statement. In giving this consent, we do not admit that we are "experts" within the meaning of Section 11 of the Securities Act or within the category of persons whose consent is required by Section 7 of the Securities Act.

                                        Very truly yours,


                                        /s/ Foley & Lardner LLP
                                        -----------------------
                                        FOLEY & LARDNER LLP


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[FOLEY LOGO]

Extendicare Health Services, Inc.
Subsidiary Guarantors Set Forth
  in Exhibit A Hereto
June 25, 2004
Page 3

                                    EXHIBIT A


-------------------------------------------------------------------------------------------------------
Adult Services Unlimited, Inc.                               Fiscal Services Group, LLC
-------------------------------------------------------------------------------------------------------

Arbors at Toledo, Inc.                                       Gallipolis Care, LLC
-------------------------------------------------------------------------------------------------------

Arbors East, Inc.                                            Great Trail Care, LLC
-------------------------------------------------------------------------------------------------------

Extendicare Great Trail, Inc.                                Greenbriar Care, LLC
-------------------------------------------------------------------------------------------------------

Extendicare Health Facilities, Inc.                          Greenbrook Care, LLC
-------------------------------------------------------------------------------------------------------

Extendicare Health Facility Holdings, Inc.                   Heritage Care, LLC
-------------------------------------------------------------------------------------------------------

Extendicare Health Network, Inc.                             Hilliard Care, LLC
-------------------------------------------------------------------------------------------------------

Extendicare Homes, Inc.                                      Jackson Heights Rehabilitation Center, LLC
-------------------------------------------------------------------------------------------------------

Extendicare of Indiana, Inc.                                 Jacksonville Care, LLC
-------------------------------------------------------------------------------------------------------

Fir Lane Terrace Convalescent Center, Inc.                   Kaufman Street, WV, LLC
-------------------------------------------------------------------------------------------------------

Health Poconos, Inc.                                         Kissimmee Care, LLC
-------------------------------------------------------------------------------------------------------

Marshall Properties, Inc.                                    Lady Lake Care, LLC
-------------------------------------------------------------------------------------------------------

Northern Health Facilities, Inc.                             London Care, LLC
-------------------------------------------------------------------------------------------------------

The Progressive Step Corporation                             Marietta Care, LLC
-------------------------------------------------------------------------------------------------------

Alpine Health and Rehabilitation Center, LLC                 Milford Care, LLC
-------------------------------------------------------------------------------------------------------

Arbors at Bayonet Point, LLC                                 New Castle Care, LLC
-------------------------------------------------------------------------------------------------------

Arbors at Fairlawn Care, LLC                                 New Horizon Care, LLC
-------------------------------------------------------------------------------------------------------

Arbors at Fairlawn Realty OH, LLC                            North Rehabilitation Care, LLC
-------------------------------------------------------------------------------------------------------

Arbors at Sylvania Care, LLC                                 Orange Park Care, LLC
-------------------------------------------------------------------------------------------------------

Arbors at Sylvania Realty OH, LLC                            Oregon Care, LLC
-------------------------------------------------------------------------------------------------------

Arbors at Tampa, LLC                                         Palm Court Care, LLC
-------------------------------------------------------------------------------------------------------

Arbors West Care, LLC                                        Partners Health Group - Florida, LLC
-------------------------------------------------------------------------------------------------------

Arbors West Realty OH, LLC                                   Partners Health Group - Louisiana, LLC
-------------------------------------------------------------------------------------------------------

Blanchester Care, LLC                                        Partners Health Group - Texas, LLC
-------------------------------------------------------------------------------------------------------

Canton Care, LLC                                             Partners Health Group, LLC
-------------------------------------------------------------------------------------------------------

Colonial Care, LLC                                           Port Charlotte Care, LLC
-------------------------------------------------------------------------------------------------------

Columbus Rehabilitation Care, LLC                            Prairie Village Care, LLC
-------------------------------------------------------------------------------------------------------

Columbus Rehabilitation Realty OH, LLC                       Richey Manor, LLC
-------------------------------------------------------------------------------------------------------

Concordia Manor, LLC                                         Rockledge Care, LLC
-------------------------------------------------------------------------------------------------------

Dayton Care, LLC                                             Rockmill Care, LLC
-------------------------------------------------------------------------------------------------------

Delaware Care, LLC                                           Rocksprings Care, LLC
-------------------------------------------------------------------------------------------------------

First Coast Health and Rehabilitation Center, LLC            Safety Harbor Care, LLC
-------------------------------------------------------------------------------------------------------

BRUSSELS      LOS ANGELES   ORLANDO            SAN FRANCISCO    TAMPA
CHICAGO       MADISON       SACRAMENTO         SILICON VALLEY   TOKYO
DETROIT       MILWAUKEE     SAN DIEGO          TALLAHASSEE      WASHINGTON, D.C.
JACKSONVILLE                SAN DIEGO/DEL MAR                   WEST PALM BEACH

[FOLEY LOGO]


Extendicare Health Services, Inc.
Subsidiary Guarantors Set Forth
  in Exhibit A Hereto
June 25, 2004
Page 4




-------------------------------------------------------------------------------------------------------

Sarasota Care, LLC
-------------------------------------------------------------------------------------------------------

Scott Villa Care, LLC
-------------------------------------------------------------------------------------------------------

Seminole Care, LLC
-------------------------------------------------------------------------------------------------------

South Heritage Health and Rehabilitation Center, LLC
-------------------------------------------------------------------------------------------------------

Star Purchasing Services, LLC
-------------------------------------------------------------------------------------------------------

Swiss Villa Care, LLC
-------------------------------------------------------------------------------------------------------

The Oaks Residential and Rehabilitation Center, LLC
-------------------------------------------------------------------------------------------------------

Treasure Isle Care Center, LLC
-------------------------------------------------------------------------------------------------------

Villa Pines Care, LLC
-------------------------------------------------------------------------------------------------------

Waterville Care, LLC
-------------------------------------------------------------------------------------------------------

Winter Haven Care, LLC
-------------------------------------------------------------------------------------------------------

Winter Haven Health and Rehabilitation Center, LLC
-------------------------------------------------------------------------------------------------------

Woodsfield Care, LLC
-------------------------------------------------------------------------------------------------------

Indiana Health and Rehabilitation Centers Partnership
-------------------------------------------------------------------------------------------------------